Exhibit 99.3

                                  EXHIBIT 99.3

                  FORM OF PROXY FOR USE BY THE SHAREHOLDERS OF
                             SOMERSET TRUST COMPANY



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                             SOMERSET TRUST COMPANY

                                      PROXY

                       FOR ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 18, 2000

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

         The undersigned hereby constitutes and appoints I. Fred Brubaker, Richard W. Stern and Thomas J. Cook, and each or any of them, proxies of the undersigned, with full power of substitution, to vote all of the shares of Somerset Trust Company (the "Bank") that the undersigned may be entitled to vote at the Annual Meeting of Shareholders of the Bank to be held at the Board Room at the Bank's main office at 151 West Main Street, Somerset, Pennsylvania 15501 on Thursday, May 18, 2000, at 1:00 p.m., Eastern Time, and at any adjournment or postponement thereof as follows:

1. To consider and act upon a proposal to approve and adopt the Plan of Reorganization and Plan of Merger, providing for:

         o The reorganization of the Bank as the wholly owned subsidiary of Somerset Trust Holding Company, a Pennsylvania corporation organized by the Bank to become the Bank's holding company, through the merger of the Bank with Somerset Interim Bank, a Pennsylvania-chartered banking institution and subsidiary of Somerset Trust Holding Company;

         o And the exchange of each share of common stock of the Bank for four shares of common stock of Somerset Trust Holding Company

                [    ]  FOR         [    ]  AGAINST         [    ]  ABSTAIN

         The Board of Directors recommends a vote FOR this proposal.

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2.       To fix the number of bank directors to be elected at the Annual Meeting at five, resulting in a Board of Directors consisting of eleven directors.

                [    ]  FOR         [    ]  AGAINST         [    ]  ABSTAIN

         The Board of Directors recommends a vote FOR this proposal.





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3.       Election of five directors to serve on the Bank's Board of Directors, as follows:

         o    To serve for a three-year term:
              G. Henry Cook
              Alan L. Miller
              Richard C. Yeager

         o    To serve for a two-year term:
              Jon C. Clapper

         o    To serve for a one-year term:
              Barbara Wheeler Davies


              [  ]  FOR all nominees listed       [  ]  WITHHOLD AUTHORITY
                    above (except as marked             to vote for ALL nominees
                    to the contrary below)*             listed above

         The Board of Directors recommends a vote FOR the election of these nominees.

         *Instruction: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below:

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4.       Proposal to ratify the selection of Stokes, Kelly & Hinds, L.L.C.,
         Certified Public Accountants, of Pittsburgh, Pennsylvania, as the independent auditors for the bank for the year ending December 31, 2000.

                [    ]  FOR         [    ]  AGAINST         [    ]  ABSTAIN

         The Board of Directors recommends a vote FOR this proposal.

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5.       Proposal to adjourn the annual meeting of shareholders to a later date to permit further solicitation of proxies if there are not sufficient votes at the time of the meeting to constitute a quorum or to approve the Plan of Reorganization and Plan of Merger.

                [    ]  FOR         [    ]  AGAINST         [    ]  ABSTAIN

                  The Board of Directors recommends a vote FOR this proposal.

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6.       In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the Annual Meeting of Shareholders and any adjournment.


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         This proxy, when properly signed, will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this proxy will be voted FOR proposals 1, 2, 3, 4 and 5.


                                        Dated:                      , 2000
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                                        ----------------------------------------
                                        Signature


                                        ----------------------------------------
                                        Signature


Number of Shares Held of
Record on April 8, 2000:

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         This proxy must be dated, signed by the shareholder(s) and returned promptly to the Bank in the enclosed envelope. When signing as attorney, executor, administrator, trustee or guardian, please give full title. If more than one trustee, all should sign. If stock is held jointly, each owner should sign.




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